EX-99.B-77Q1(a)

             WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.

SUB-ITEM 77Q1  Exhibits
(a)

               Articles of Amendment filed by EDGAR on June 29, 2000 as Exhibit EX-99.B(a)ciartsup to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (incorporated by reference herein).